UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 13, 2014

Jishanye, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55180	46-1992903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3F., No.10, Yuanxi 2nd Rd.,
Pingtung Agricultural Biotechnology Park,
Changzhi Township, Pingtung 908,
Taiwan, Republic of China
(Address of principal executive offices, including zip code)

+00886 08 7621913
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01        Changes in Registrant's Certifying Accountant

(a)	Dismissal of independent registered public accounting firm

On May 13, 2014, Jishanye, Inc. (the “Company”) dismissed Goldman Kurland and Mohidin, LLP (“GKM”), as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved GKM’s dismissal on May 13, 2014.

The reports of GKM on the Company’s financial statements as of, and for, the years ended December 31, 2013 and from inception (April 12, 2012) to December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles except for the following: GKM issued a going concern qualification in GKM’s report on both of the financial statements as of and for the years ended December 31, 2013 and December 31, 2012, in which GKM indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern..

During the recent fiscal years ended December 31, 2013 and December 31, 2012, and during the subsequent interim periods through May 13, 2014, there have been no (i) disagreements between the Company and GKM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to GKM’s satisfaction would have caused GKM to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GKM with a copy of the above disclosure and requested that GKM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of GKM’s letter, dated May 14, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On May 13, 2014, the Company engaged GBH CPAs, PC (“GBH”) as the Company’s new independent registered public accounting firm. The Board of Directors approved the engagement of GBH on May 13, 2014.

During the recent fiscal years ended December 31, 2013 and 2012 and during the subsequent interim periods through May 13, 2014, the Company did not consult with GBH regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.1	Letter dated May 14, 2014 from Goldman Kurland and Mohidin, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2014	Jishanye, Inc.
(Registrant)

	By:	/s/ Hsin-Lung Lin
Hsin-Lung Lin, Chief Executive Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated May 14, 2014 from Goldman Kurland and Mohidin, LLP